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Exhibit 10.2

Execution Version

FIRST AMENDMENT AND CONSENT

TO

CREDIT AGREEMENT

Among

LINN ENERGY HOLDINGS, LLC
as Borrower,

BNP PARIBAS,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of May 3, 2005

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

        This First Amendment to Credit Agreement and Consent (this "First Amendment") executed effective as of the 3rd of May, 2005 (the "First Amendment Effective Date") is among Linn Energy Holdings, LLC, a limited liability company formed under the laws of the State of Delaware (the "Borrower"); each of the undersigned guarantors (the "Guarantors", and together with the Borrower, the "Obligors"); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the "Administrative Agent").

Recitals

        A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of April 13, 2005 (the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

        B.    The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

        C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1.    Defined Terms.     Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

        Section 2.    Amendments to Credit Agreement.

        2.1    Definitions.     Section 1.02 is hereby amended by adding the following definition of "Proved Properties" where alphabetically appropriate:

          "'First Amendment' means the First Amendment to this Agreement entered into as of May 3, 2005, among Borrower, the Administrative Agent and each of the Lenders."

          "'Proved Properties' means Oil and Gas Properties which are identified as "Proved Reserves" on the most recent Engineering Report."

        2.2    Swap Agreements.     Section 9.18 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

    "Section 9.18 Swap Agreements. Neither the Borrower nor any of its Subsidiaries will enter into any Swap Agreements with any Person other than (a) Swap Agreements in respect of commodities (i) with an Approved Counterparty, (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, 85% of the reasonably anticipated projected production from Proved Properties for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for each of the next twenty-four (24) months succeeding the execution of such Swap Agreement (or for each month through and including December, 2007, if such Swap Agreement was executed prior to the First Amendment) and 70% of the reasonably anticipated projected production from Proved Properties for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for each month thereafter, and (iii) the notional volumes for which, beginning July 1, 2005, do not exceed the current net monthly production (regardless of projected production levels) at the time such

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    Swap Agreement is executed, calculated separately for each of crude oil and natural gas, and (b) Swap Agreements in respect of interest rates with an Approved Counterparty, which effectively convert interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower's Debt for borrowed money which bears interest at a floating rate. In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any of its Subsidiaries to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures."

        2.3    Interim Redetermination of the Borrowing Base.     Pursuant to Section 2.07(b), the Borrower elects to initiate, and each Lender consents to, an Interim Redetermination. For the period from and including the First Amendment Effective Date to but excluding October 1st, 2005, the amount of the Borrowing Base shall be $109,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.12(d).

        Section 3.    Conditions Precedent.     The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

        3.1    Payment of Outstanding Invoices.     Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

        3.2    Amendment Fee.     Payment by the Borrower of an amendment fee to the Administrative Agent for the account of each Lender in an amount equal to 0.25% of its final allocation of the $9,000,000 increase in the Borrowing Base as in effect on the First Amendment Effective Date.

        3.3    First Amendment.     The Administrative Agent shall have received multiple counterparts as requested of the this First Amendment from each Lender.

        3.4    No Default.     No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

        Section 4.    Representations and Warranties; Etc.     Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

        Section 5.    Consent.     The Administrative Agent, on behalf of the Lenders, hereby consents to (i) the change of name of the Borrower to "Linn Energy, LLC" and (ii) the change of name of Linn Energy, L.L.C. to "Linn Energy Holdings, LLC", in each case to the extent that such consent is required under the terms of the Loan Documents.

        Section 6.    Miscellaneous.

        6.1    Confirmation.     The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

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        6.2    Ratification and Affirmation of Obligors.     Each of the Obligors hereby expressly (i)  acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

        6.3    Counterparts.     This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        6.4    No Oral Agreement.     THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

        6.5    Governing Law.     THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY HOLDINGS, LLC
	By:	/s/ ROLAND P. KEDDIE Roland P. Keddie Vice President

First Amendment
Signature Page - 1

GUARANTORS:	LINN ENERGY, L.L.C.
	By:	/s/ ROLAND P. KEDDIE Roland P. Keddie Vice President
LINN OPERATING, LLC
	By:	/s/ ROLAND P. KEDDIE Roland P. Keddie Vice President

First Amendment
Signature Page - 2

ADMINISTRATIVE AGENT:	BNP PARIBAS, as Administrative Agent
	By:	/s/ DOUGLAS R. LITTMAN
	Name:	Douglas R. Littman
	Title:	Managing Director
	By:	/s/ BETSY JOCHER
	Name:	Betsy Jocher
	Title:	Vice President
LENDERS:	BNP PARIBAS
	By:	/s/ DOUGLAS R. LITTMAN
	Name:	Douglas R. Littman
	Title:	Managing Director
	By:	/s/ BETSY JOCHER
	Name:	Betsy Jocher
	Title:	Vice President
ROYAL BANK OF CANADA
	By:	/s/ JASON YORK
	Name:	Jason York
	Title:	Attorney-in-Fact
COMERICA BANK
	By:	/s/ HUMA VADGAMA
	Name:	Huma Vadgama
	Title:	Vice President
SOCIETE GENERALE
	By:	/s/ GRAEME BULLEN
	Name:	Graeme Bullen
	Title:	Director

First Amendment
Signature Page - 3

QuickLinks

  Exhibit 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT
  Section 1. Defined Terms.
  Section 2. Amendments to Credit Agreement.
  2.1 Definitions.
  2.2 Swap Agreements.
  2.3 Interim Redetermination of the Borrowing Base.
  Section 3. Conditions Precedent.
  3.1 Payment of Outstanding Invoices.
  3.2 Amendment Fee.
  3.3 First Amendment.
  3.4 No Default.
  Section 4. Representations and Warranties; Etc.
  Section 5. Consent.
  Section 6. Miscellaneous.
  6.1 Confirmation.
  6.2 Ratification and Affirmation of Obligors.
  6.3 Counterparts.
  6.4 No Oral Agreement.
  6.5 Governing Law.